UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

 Filed by the Registrant [X]

 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:

    [ ]   Preliminary Proxy Statement
    [ ]   Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
    [X]   Definitive Proxy Statement
    [ ]   Definitive Additional Materials
    [ ]   Soliciting Material Pursuant to 240.14a-12

                     First Cash Financial Services, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

 Dear Stockholder:

      We cordially invite you to attend our Annual Meeting, which will be held on Tuesday, June 15, 2004, at 10:00 a.m. CDT at the First Cash
 Financial Services, Inc. corporate offices located at 690 East Lamar Boulevard, Suite 400, Arlington, Texas, 76011. At this meeting you will be asked to act upon the proposals as contained herein.

      Your board of directors recommends that you vote in favor of each of these proposals. You should read with care the attached Proxy Statement, which contains detailed information about these proposals.

      Your vote is important, and accordingly, we urge you to complete, sign, date and return your Proxy card promptly in the enclosed postage-paid envelope. The fact that you have returned your Proxy in advance will in no way affect your right to vote in person should you attend the meeting. However, by signing and returning the Proxy, you have assured representation of your shares.

      We hope that you will be able to join us on June 15.

                               Very truly yours,

                               /s/ Rick Powell
                               -------------------------
                               Rick Powell
                               Chairman of the Board and
                               Chief Executive Officer

                     First Cash Financial Services, Inc.
                     690 East Lamar Boulevard, Suite 400
                            Arlington, Texas 76011

                               _______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held June 15, 2004
                               _______________

      Notice is hereby given that the Annual Meeting of Stockholders of First Cash Financial Services, Inc. (the "Company") will be held at the First Cash Financial Services, Inc. corporate offices located at 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011 at 10:00 a.m. CDT on Tuesday, June 15, 2004, for the following purposes:

     1. To elect one Director;

     2. To consider and act upon the adoption of the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 90,000,000;

     3. To consider and act upon a proposal to approve the First Cash Financial Services, Inc. 2004 Long-Term Incentive Plan;

     4. To ratify the selection of Hein + Associates LLP as independent auditors of the Company for the year ending December 31, 2004; and

     5. To transact such other business as may properly come before the meeting.

      Common stockholders of record at the close of business on April 30, 2004 will be entitled to notice of and to vote at the meeting.

                               By Order of the Board of Directors,


                               /s/ Rick L. Wessel
                               ----------------------------------
 Arlington, Texas              Rick L. Wessel
 May 11, 2004                  President, Secretary
                               and Treasurer

                     First Cash Financial Services, Inc.
                     690 East Lamar Boulevard, Suite 400
                            Arlington, Texas 76011
                               _______________

                               PROXY STATEMENT
                        Annual Meeting of Stockholders
                               _______________

      This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the board of directors of First Cash Financial Services, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the First Cash Financial Services, Inc. corporate offices located at 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011 at 10:00 a.m. CDT, on Tuesday, June 15, 2004, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 11, 2004.

      The close of business on April 30, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 16,112,455 shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purposes of determining the presence of a quorum. Each share of Common Stock is entitled to one vote on all questions requiring a stockholder vote at the Annual Meeting. A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the approval of Item 1 as set forth in the accompanying Notice. Stockholders may not cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted as having been voted on
 Item 1 and will have no effect on the vote. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Item
 2. Broker non-votes and abstentions will have the effect of negative votes on Item 2. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and represented at the Annual Meeting is required for the approval of Items 3 and 4. Abstentions and broker non-votes will not be counted as having been voted on Items 3 and 4 and will have no effect on the vote.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) TO ELECT ONE DIRECTOR; (ii) TO CONSIDER AND ACT UPON THE ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 90,000,000; (iii) TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE FIRST CASH FINANCIAL SERVICES, INC. 2004 LONG-TERM INCENTIVE PLAN; (iv) TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004; AND (v) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or
 (c) by voting in person at the Annual Meeting.

                                ANNUAL REPORT

      The Annual Report to Stockholders, covering the fiscal year of the Company, dated December 31, 2003, including audited financial statements, is enclosed herewith. The Annual Report to Stockholders does not form any part of the material for solicitation of proxies.

      The Company will provide, without charge, a copy of its Annual Report on Form 10-K upon written request to Rick L. Wessel, the President, Secretary and Treasurer at 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011. The Company will provide exhibits to its Annual Report on Form 10-K, upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits.

                                 STOCK SPLIT

      On March 22, 2004, the Company's board of directors approved a three-for-two stock split in the form of a stock dividend. The stock split was effective April 6, 2004. All share amounts and prices per share as presented in this Proxy Statement reflect the retroactive application of the effect of the stock split.

                                    ITEM 1

                            TO ELECT ONE DIRECTOR

      The Bylaws of the Company provide that the board of directors will determine the number of directors, but shall consist of at least one director and no more than 15 directors. The stockholders of the Company elect the directors. At each annual meeting of stockholders of the Company, successors of the class of directors whose term expires at the annual meeting will be elected for a three-year term. Any director elected to fill a vacancy or newly created directorship resulting from an increase in the authorized number of directors shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the board howsoever resulting may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. The stockholders will elect one director for the coming year; the nominee, Ms. Tara Schuchmann, presently serves as a director of the Company and will be elected for a term of three years.

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominee listed herein. Although the board of directors of the Company does not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed proxy will vote for the election of such other person as may be nominated by the board of directors.

      The board  of  directors of  the  Company consists  of  five  directors divided into three classes. At each annual meeting of stockholders, one class is elected to hold office for a term of three years. Directors serving until the earlier of (i) resignation or (ii) expiration of their terms at the annual meeting of stockholders in the years indicated are as follows: 2004 - Ms. Tara Schuchmann; 2005 - Mr. Phillip E. Powell; and 2006
 - Messrs. Rick L. Wessel, Richard T. Burke and Joe R. Love. All officers serve at the discretion of the board of directors. No family relationships exist between any director and executive officer, except that Mr. John C. Powell, vice president of information technology, is the brother of Mr. Phillip E. Powell, the chairman of the board and chief executive officer of the Company. The Director standing for election at the Annual Meeting of Stockholders is the following:

      Tara Schuchmann, age 46, has served as a director of the Company since June 2001. Ms. Schuchmann is the founder and managing general partner of Tara Capital Management LP, an investment management and advisory firm. Ms. Schuchmann has 23 years experience in the financial services industry. Ms. Schuchmann holds an MBA from the Harvard University Graduate School of Business Administration.

 Directors Not Standing For Election

      Phillip E. Powell, age 53, has served as a director of the Company since March 1990, served as president from March 1990 until May 1992, and has served as chief executive officer since May 1992. Mr. Powell has been engaged in the financial services industry for over 28 years.

      Rick L. Wessel, age 45, has served as secretary and treasurer of the Company since May 1992, as president since May 1998, as a director since November 1992 and as chief financial officer from May 1992 to December 2002. Prior to February 1992, Price Waterhouse LLP employed Mr. Wessel for approximately nine years.

      Richard T. Burke, age 60, has served as a director of the Company since December 1993. Mr. Burke is the founder and, until February 1988, was the chief executive officer of UnitedHealth Group, a leading company in the managed health care industry. Mr. Burke remains a director of UnitedHealth Group and is a board member of several private, nonprofit and charitable organizations. The securities of UnitedHealth Group are registered pursuant to the Exchange Act. From 1995 until February 2001, Mr. Burke was the owner and chief executive officer of the Phoenix Coyotes, a professional sports franchise of the National Hockey League.

      Joe R. Love, age 65, has served as a director of the Company since December 1991. Mr. Love has served as chairman of CCDC, Inc., a real estate development firm, since October 1976. Mr. Love is the owner of Surrey, LLC, a golf and residential community in Oklahoma City, Oklahoma.

 Board of Directors, Committees and Meetings

      The board of directors held four meetings during the year ended December 31, 2003. Each director attended, either telephonically or in person, 100% of the board meetings during the year ended December 31, 2003. The Audit, Compensation, and Nominating and Corporate Governance Committees each consist of Richard T. Burke, Joe R. Love and Tara Schuchmann. The Audit Committee held four meetings during the year ended December 31, 2003 and the Compensation Committee held three meetings during the year ended December 31, 2003. The Nominating and Corporate Governance Committee was not formed until April 2004 and accordingly did not meet during the year ended December 31, 2003. Each member attended 100% of the committee meetings, either in person or telephonically.

      Audit Committee. The Audit Committee is responsible for the oversight of the Company's accounting and financial reporting processes. This includes the selection and engagement of the Company's independent auditors and review of the scope of the annual audit, audit fees and results of the audit. The Audit Committee reviews and discusses with management and the board of directors such matters as accounting policies, internal accounting controls, procedures for preparation of financial statements and other financial disclosures, scope of the audit, the audit plan and the independence of such accountants. In addition, the Audit Committee has oversight over the Company's internal audit function.

      Compensation Committee. The Compensation Committee approves the standards for salary ranges for executive, managerial and technical personnel of the Company and establishes, subject to existing employment contracts, the specific compensation and bonus plan of all corporate officers. In addition, the Compensation Committee oversees the Company's stock option plans and the incentive plans.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the board of directors concerning the governance structure and practices of the Company, including the size of the board of directors and the size and composition of various committees of the board of directors. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become board members, and to recommend to the board the nominees to stand for election as directors at the annual meeting of stockholders.

 Directors' Fees

      For the year ended December 31, 2003, Ms. Schuchmann and Messrs. Burke and Love each received $25,000 as compensation for attending the 2003 meetings of the board of directors and committee meetings thereof. In addition, the directors are reimbursed for their reasonable expenses incurred for each board and committee meeting attended. See "Compensation - Stock Options and Warrants" for a discussion of options and warrants issued to directors.

 Corporate Governance

      The board of directors has adopted a Code of Ethics to govern the conduct of all of the officers, directors and employees of the Company. In addition to the amended and restated Audit Committee Charter attached to this Proxy Statement as APPENDIX A, the board has adopted charters for the Compensation Committee and the Nominating and Corporate Governance Committee. The Code and committee charters can be accessed on the Company's website at www.firstcash.com.

 Director Independence

      The board of directors has determined that, with the exception of Phillip E. Powell, Chairman and CEO of the Company, and Rick L. Wessel, President of the Company, all of its directors, including all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees, are "independent" as defined by Nasdaq and the Securities and
 Exchange Commission ("SEC") and for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No director is deemed independent unless the board affirmatively determines that the director has no material relationship with the Company, either directly or as an officer, stockholder or partner of an organization that has a relationship with the Company. In making its determination, the board observes all criteria for independence established by the rules of the SEC and Nasdaq. In addition, the board considers all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company.

 Procedure for Contacting Directors

      The board of directors has established a procedure for stockholders to send communications to the board. Stockholders may communicate with the board generally or with a specific director at any time by writing to the Company's Corporate Secretary at the Company's address, 690 East Lamar Blvd., Suite 400, Arlington, Texas 76011. The Secretary will review all messages received and will forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the board. Communications will be sent as soon as practicable to the director to whom they are addressed, or if addressed to the board generally, to the Chairman of the Nominating and Corporate Governance Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest will not be forwarded to the board. The Corporate Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within the Company.

 Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely on the reports furnished pursuant to Section 16a-3(e) of the Exchange Act, all reports as required under Section 16(a) of the Exchange Act were filed on a timely basis during the year ending December 31, 2003, except in September 2003 Mr. Phillip E. Powell reported one transaction (a sale of 2,900 shares of common stock) five days late on a Form 4.

 Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      The Compensation Committee reviews compensation paid to management and recommends to the board of directors appropriate executive compensation. Ms. Schuchmann and Messrs. Burke and Love serve as members of the Compensation Committee and are not employed by the Company.

      BASED UPON THE RECOMMENDATION OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, THE BOARD HAS NOMINATED THE ABOVE-REFERENCED DIRECTOR FOR ELECTION BY THE STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" SUCH ELECTION. THE ELECTION OF THIS DIRECTOR REQUIRES A PLURALITY OF THE VOTES OF THE
 SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.


                                    ITEM 2

      TO CONSIDER AND ACT UPON THE ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                  COMMON STOCK FROM 20,000,000 TO 90,000,000

      The Company's current Certificate of Incorporation provides for the authorization to issue up to 20,000,000 shares of its Common Stock. As of April 30, 2004, the Company had 16,112,455 shares of Common Stock issued and outstanding and 2,182,950 shares of Common Stock reserved for issuance pursuant to outstanding warrants and options. As a result, the Company has issued or reserved 18,295,405 of its currently authorized shares of Common Stock. Therefore, the Company's board of directors believes that the increase in authorized shares from 20,000,00 to 90,000,000 is desirable. The board of directors may find it advisable at some point for the Company to issue additional shares of Common Stock in connection with any future stock splits, acquisitions, capital raising transactions, exercise or conversion of derivative securities, or compensatory plans. The board of directors has no present plans, commitments or understandings to issue any additional shares of Common Stock, with exception to the Company's compensatory plans. Authorized but unissued shares of Common Stock may be issued at any time upon authorization of the board of directors without further approval of Company stockholders.

      In order to more clearly set forth this amendment to the Company's Certificate of Incorporation which is being proposed herein, the board of directors proposes that the Company's Certificate of Incorporation be amended and restated for filing with the Delaware Secretary of State. A copy of the proposed Amended and Restated Certificate of Incorporation is attached hereto as APPENDIX B. The only change in the proposed Amended and Restated Certificate of Incorporation from the current Certificate of Incorporation is in Article VI whereby the total number shares of Common Stock that the Company shall have the authority to issue shall be increased from 20,000,000 to 90,000,000.

      Shares of authorized but unissued Common Stock could be issued in one or more transactions which could make a takeover of the Company more difficult and, therefore, less likely. Any such issuance of Common Stock could have the effect of diluting earnings per share of Common Stock and reducing the book value per share of Common Stock. The issuance of Common Stock could be used to dilute the stock ownership of any person or persons seeking to obtain control of the Company. The board has no present intention of causing the Company to issue shares of Common Stock for any purpose which would have an anti-takeover effect.

      THE BOARD HAS RECOMMENDED THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR APPROVAL BY THE STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" SUCH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 90,000,000. THE ADPOTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WILL REQUIRE FOR APPROVAL THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.


                                    ITEM 3

        TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE FIRST CASH
            FINANCIAL SERVICES, INC. 2004 LONG-TERM INCENTIVE PLAN

 Background Information

      The board of directors has adopted, subject to stockholder approval, the Company's 2004 Long-Term Incentive Plan (the "2004 Plan"). The purpose of the 2004 Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

      The following summary of the 2004 Plan is qualified in its entirety by reference to the full text of the 2004 Plan, which is attached to this Proxy Statement as APPENDIX C.

 General Administration of the Plan

       The 2004 Plan will be administered by the Compensation Committee of the board of directors (the "Committee"). The Committee will be authorized to grant to key employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards. The 2004 Plan will become effective upon approval by the stockholders and will expire ten years from such effective date unless terminated earlier or extended by the board of directors.

       Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "independent director" as defined by Nasdaq rules and an "outside director" within the meaning of the Code. The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the 2004 Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price. The Committee may also establish rules for administration of the 2004 Plan.

 Eligibility

      The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. All awards and the terms of any award to eligible participants who are members of the Committee must also be approved by the board of directors.

 Shares Subject to the Plan

      Subject to adjustment as described below, a maximum 900,000 shares of Company Common Stock may be issued under the 2004 Plan. Any shares of Company Common Stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company Common Stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company's Common Stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

 Types of Awards Under the 2004 Plan

 Stock Options

      The Committee may grant awards in the form of options to purchase shares of the Company's Common Stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided, however, that the exercise price of any "Incentive Stock Option" (as defined in the 2004 Plan) may not be less than 100% of the fair market value of the shares of Company Common Stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company Common Stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company Common Stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee's termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

 Stock Appreciation Rights

      The 2004 Plan also authorizes the Committee to grant stock appreciation rights ("SARs"). Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company Common Stock on the date of exercise. At the Committee's discretion, payment of such amount may be made in cash, shares of Company Common Stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

 Performance Shares

      The 2004 Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

 Restricted Stock and Restricted Stock Units

      Under the 2004 Plan, the Committee may award restricted shares of the Company's Common Stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

 Other Stock Based Awards

       In addition, the Committee shall have authority under the 2004 Plan to grant stock unit awards, which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of the Company's Common Stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

 Awards to Covered Employees

      The Plan permits the Committee to grant qualified performance-based awards ("Awards") to the chief executive officer and the four other highest compensated officers of the Company (the "Covered Employees"). These Awards are intended to qualify as performance-based pay under Section 162(m) of the Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

      If the Award is a stock option or SAR grant with an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of grant, the Award qualifies as performance-based pay under
 Section 162(m).

      If performance shares are granted, then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an affiliate, or a subsidiary, division or department of the Company or an affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share from continuing operations; other board or committee approved performance measurements; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

      The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

      No more than 100,000 shares of Common Stock may be subject to Awards to any eligible individual, including a Covered Employee, in any fiscal year.

 Change in Control

      In order to preserve the rights of participants in the event of a Change in Control (as defined in the 2004 Plan), the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

 Amendment and Termination of the 2004 Plan

      The board of directors may amend, alter, suspend, discontinue or terminate the 2004 Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules,
 (b) increase the number of shares of Company Common Stock reserved for issuance under the 2004 Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

 Federal Income Tax Consequences

      Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2004 Plan.

 Exercise of Incentive Stock Option and Subsequent Sale of Shares

      A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise ("statutory holding period"), any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

      However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant's post-exercise holding period for such shares.

      Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

      Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a Nonqualified Stock Option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

 Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

      A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

      Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-exercise holding period for such shares.

 Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

      A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's holding period for such shares after their restrictions lapse.

      Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

 SARs, Performance Shares and Stock Unit Awards

      A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant

      A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

      The ordinary income recognized by a participant in connection with a SAR, performance share, or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

      To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-delivery holding period for such shares.

 New Plan Benefits

      Grants and awards under the 2004 Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the board of directors in accordance with the compensation policies of the Committee, which are discussed in the "Report of the Compensation Committee."

       BASED UPON THE RECOMMENDATION OF THE COMPENSATION COMMITTEE, THE BOARD HAS APPROVED THE ADOPTION OF THE FIRST CASH FINANCIAL SERVICES, INC. 2004 LONG-TERM INCENTIVE PLAN AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED PLAN. THE APPROVAL OF SUCH PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND REPRESENTED AT THE ANNUAL MEETING.


                                    ITEM 4

 RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS OF THE
                COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004

      On March 12, 2004, the Company, at the direction of the Audit Committee, notified its independent accountant, Deloitte & Touche LLP, of its dismissal as independent accountants, except with respect to audit and audit related services pertaining to the year ended December 31, 2003. The change was the result of a proposal and competitive bidding process involving several accounting firms. Effective April 16, 2004, Deloitte & Touche LLP's engagement was terminated and they no longer provide audit services nor do they serve as the Company's auditor.

      The Audit Committee selected Hein + Associates LLP as independent accountants to audit the books, records and accounts of the Company for the year ending December 31, 2004. The board has endorsed this appointment. Hein + Associates LLP was engaged in March 2004 as the Company's principal accountant. Deloitte & Touche, LLP previously audited the consolidated financial statements of the Company and during the two years ended December 31, 2003 provided both audit and non-audit services.


      Deloitte & Touche LLP's report on the Company's 2003 financial statements was issued on March 8, 2004 in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2003, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports for 2002 and 2003 were modified to reflect a change in the Company's method of accounting for amortization of goodwill in 2002 in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets, and except that the audit report for 2003 was modified to reflect a change in the Company's method of accounting for its 50% owned joint venture, Cash & Go, Ltd., in 2003 in accordance with FASB Interpretation 46(R), Consolidation of Variable Interest Entities.

      During the Company's three most recent years ended December 31, 2003, and the subsequent interim period through April 16, 2004, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

      During the Company's three most recent years ended December 31, 2003, and the subsequent interim period through March 12, 2004, neither the Company nor anyone on its behalf consulted with Hein + Associates LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and
 (ii) of Regulation S-K. Hein + Associates LLP has served as the independent accountant engaged to audit the First Cash 401(k) Plan for the three most recent years ended December 31, 2002 and is currently engaged to audit the First Cash 401(k) Plan for the year ended December 31, 2003.

 Principal Accountant Fees and Services

      Aggregate fees for professional services rendered for the Company by Deloitte & Touche, LLP for the years ended December 31, 2003 and 2002, were as follows:


      Services Provided:                                      2003     2002
                                                            -------   -------
      Audit                                                $140,000  $135,000
      Audit Related                                               -         -
      Tax                                                         -     8,800
      Financial Information Systems Design &                      -         -
      Implementation Fees
      All Other                                                   -         -
                                                            -------   -------
      Total                                                $140,000  $143,800
                                                            =======   =======

      The audit fees for the years ended December 31, 2003 and 2002 were for the audits of the consolidated financial statements of the Company, issuance of consents, and assistance with and review of documents filed with the SEC.

      Tax fees for the years ended December 31, 2002 were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

 Audit Committee Pre-Approval Policies and Procedures

      The 2003 and 2002 audit and non-audit services provided by Deloitte & Touche, LLP were approved by the Audit Committee. The non-audit services which were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditor's independence.

      The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by the Company's independent accountants and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor's independence, including compliance with SEC rules and regulations.

      Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

 Ratification of Independent Auditors

      In the event the stockholders do not ratify the appointment of Hein + Associates LLP as independent auditors for the year ending December 31, 2004, the adverse vote will be considered as a direction to the board of directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the year ending December 31, 2004, it is contemplated that the appointment for the year ending December 31, 2004 will be permitted to stand unless the board finds other good reason for making a change.

      Representatives of Hein + Associates LLP are expected to be present at the meeting, with the opportunity to make a statement if desired to do so. Such representatives are also expected to be available to respond to appropriate questions.

      BASED UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, THE BOARD HAS RECOMMENDED THE RATIFICATION OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND REPRESENTED AT THE ANNUAL MEETING.

                              EXECUTIVE OFFICERS

      The following table lists the executive officers of the Company as of the date hereof and the capacities in which they serve.

            Name               Age     Position

            Phillip E. Powell   53     Chairman of the Board and
                                         Chief Executive Officer
            Rick L. Wessel      45     President, Secretary, Treasurer
                                         and Director
            J. Alan Barron      43     Chief Operating Officer
            R. Douglas Orr      43     Chief Financial Officer
            John C. Powell      49     Vice President of Information
                                         Technology

      J. Alan Barron joined the Company in January 1994 as its chief operating officer. Mr. Barron served as the chief operating officer from January 1994 to May 1998 and from January 2003 to the present. For the period from May 1998 to January 2003 Mr. Barron served as the president - pawn operations. Prior to joining the Company, Mr. Barron spent two years as chief financial officer for a nine-store privately held pawnshop chain. Prior to his employment as chief financial officer of this privately held pawnshop chain, Mr. Barron spent five years in the Fort Worth office of Price Waterhouse LLP.

      R. Douglas Orr joined the Company in July 2002 as the vice president of finance. In January 2003, Mr. Orr was promoted to chief financial officer. Prior to joining the Company, Mr. Orr spent 14 years at Ray & Berndtson, a global executive search firm, where he served in a variety of management and financial roles including vice president of financial planning and analysis, vice president and controller and vice president of knowledge. Prior to his employment at Ray & Berndtson, Mr. Orr spent four years in the Fort Worth office of Price Waterhouse LLP.

      John C. Powell served as a systems consultant to the Company from February 2002 through July 2002 and joined the Company on a full-time basis in August 2002. In January 2003, Mr. Powell was promoted to vice president of information technology. Prior to joining the Company, Mr. Powell spent 18 years with AMR/American Airlines as a senior system engineer and software architect and an additional two years in the same capacity with Sabre/EDS after its spin-off from AMR in March of 2000.

     Biographical information with respect to Messrs. Phillip E. Powell and Rick L. Wessel was previously provided under Item 1.

 Equity Compensation Plan Information

      The following table gives information about the Company's common stock that may be issued upon the exercise of options under its 1990 Stock Option Plan (approved by the stockholders) and 1999 Stock Option Plan (approved by the stockholders), together, the "Option Plans", as well as common stock that may be issued upon the exercise of warrants (not-approved by the stockholders), as of December 31, 2003.

                                 Number of       Weighted         Number of
                               securities to     average    securities remaining
                               be issued upon    exercise       available for
                                exercise of      price of      future issuance
                                outstanding     outstanding      under equity
                                options and     options and      compensation
                                  warrants       warrants           plans
                                  ---------     ----------          ------
 Plan Category
 -------------
  Equity compensation plans
    approved by security holders    945,000        $9.13          1,632,000
  Equity compensation plans not
   approved by security holders   1,826,566        $5.38                  -
                                  ---------                       ---------
      Total                       2,771,566        $6.65          1,632,000
                                  =========                       =========
 ________________
 Previously, the board of directors has issued warrants to purchase shares of common stock in the Company at a predetermined price per share and a scheduled expiration date. During the year ended December 31, 2003, the board of directors approved the issuance of warrants to purchase 405,000 shares of common stock in the Company, with a weighted average exercise price of $7.47.

                               STOCK OWNERSHIP

      The table below sets forth information to the best of the Company's knowledge with respect to the total number of shares of the Company's Common Stock beneficially owned by each person known to the Company to beneficially own more than 5% of its Common Stock, each director, each named executive officer, and the total number of shares of the Company's Common Stock beneficially owned by all directors and officers as a group, as reported by each such person, as of April 30, 2004. On that date, there were 16,112,455 shares of voting Common Stock issued and outstanding.

                                                Shares Beneficially
           Officers, Directors                       Owned (2)
          and 5% Stockholders (1)              Number        Percent
          -------------------------------    ---------       -------
          Richard T. Burke (3)               2,269,500        13.82%
          Delta Partners LLC                 1,109,185         6.88
          Phillip E. Powell (4)                892,500         5.35
          Rick L. Wessel (5)                   797,250         4.82
          Joe R. Love (6)                      502,609         3.06
          J. Alan Barron (7)                   355,115         2.19
          Tara Schuchmann (8)                   15,000         0.09
          R. Douglas Orr (9)                    15,000         0.09
          John C. Powell (10)                    3,750         0.02
          All officers and directors
           as a group (8 persons)            4,850,724        27.20

 ------------------
 (1) The addresses of the persons shown in the table above who are directors or 5% stockholders are as follows: (i) Delta Partners LLC, One Financial Center, Suite 1600, Boston, MA 02111 and (ii) all other persons and/or entities listed, 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011.

 (2) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name, subject to community property laws where applicable. Beneficial ownership includes both outstanding shares of Common Stock and shares of Common Stock such person has the right to acquire within 60 days of April 26, 2004, upon exercise of outstanding warrants and options.

 (3) Includes a warrant to purchase 150,000 shares at a price of $5.33 per share to expire in February 2013, a warrant to purchase 37,500 shares at a price of $5.33 per share to expire in April 2012, a stock option to purchase 75,000 shares at a price of $1.33 per share to expire in December 2010, a stock option to purchase 15,000 shares at a price of $6.67 per share to expire in January 2013, and a stock option to purchase 37,500 shares at a price of $19.33 per share to expire in January 2014. Excludes 15,000 shares of Common Stock owned by Mr. Burke's wife, which Mr. Burke disclaims beneficial ownership.

 (4) Includes a warrant to purchase 90,000 shares at a price of $5.33 per share to expire in February 2013, a warrant to purchase 150,000 shares at a price of $6.73 per share to expire in April 2013, a warrant to purchase 75,000 shares at a price of $7.67 per share to expire in May 2013, a stock option to purchase 150,000 shares at a price of $13.37 per share to expire in October 2013, and a stock option to purchase 112,500 shares at a price of $19.33 per share to expire in January 2014.

 (5) Includes a warrant to purchase 117,000 shares at a price of $5.33 per share to expire in April 2012, a warrant to purchase 120,000 shares at a price of $7.67 per share to expire in May 2013, a stock option to purchase 90,000 shares at a price of $13.37 per share to expire in October 2013, and a stock option to purchase 90,000 shares at a price of $19.33 per share to expire in January 2014.

 (6) Includes a warrant to purchase 150,000 shares at a price of $5.33 per share to expire in February 2013, a warrant to purchase 75,000 shares at a price of $5.33 per share to expire in April 2012, a stock option to purchase 37,500 shares at a price of $6.67 per share to expire in April 2009, a stock option to purchase 15,000 shares at a price of $6.67 per share to expire in January 2013, a stock option to purchase 15,000 shares at a price of $19.33 per share to expire in January 2014, and 210,109 shares of common stock all of which are beneficially owned by an affiliate of Mr. Love.

 (7) Includes a warrant to purchase 19,500 shares at a price of $8.67 per share to expire in June 2013 and a stock option to purchase 67,500 shares at a price of $19.33 per share to expire in January 2014.

 (8) Includes a stock option to purchase 15,000 shares at a price of $19.33 per share to expire in January 2014.

 (9) Includes a stock option to purchase 15,000 shares at a price of $13.37 per share to expire in October 2013.

 (10) Includes a stock option to purchase 3,750 shares at a price of $13.37 per share to expire in October 2013.


                                 COMPENSATION

 Executive Compensation

      The following table sets forth compensation with respect to the chief executive officer and other executive officers of the Company who received total annual salary and bonus for the year ended December 31, 2003 in excess of $100,000. Also included in the following table is compensation for the years ended December 31, 2002 and 2001:


                            Summary Compensation Table
                            --------------------------
                                                    Long-Term
                               Annual Compensation  Compensation - Awards
                               -------------------  ---------------------
                                                    Securities
                                                    Underlying
 Name and Principal    Fiscal                        Options/      All Other
      Position         Year    Salary     Bonus    Warrants (1) Compensation (2)
      --------         ----    ------     -----    ------------ ------------
 Phillip E. Powell     2003 $ 600,000  $ 810,000     375,000           -
   Chairman of the     2002   500,000    500,000     225,000           -
   Board and Chief     2001   385,234    300,000     187,500           -
   Executive Officer

 Rick L. Wessel        2003 $ 450,000  $ 610,000     210,000           -
    President,         2002   350,000    387,500     150,000           -
    Secretary          2001   259,890    150,000      97,500           -
    and Treasurer

 J. Alan Barron        2003 $ 350,000  $ 400,000     135,000           -
    Chief Operating    2002   285,000    250,000      75,000           -
    Officer            2001   219,781     50,000      37,500           -

 R. Douglas Orr        2003 $ 160,000  $ 100,000      45,000           -
    Chief Financial    2002    65,591     25,000      15,000           -
    Officer            2001         -          -           -           -

 John C. Powell        2003 $ 140,000  $  40,000      30,000           -
    Vice President of  2002    95,010     10,000      15,000           -
    Information        2001         -          -           -           -
    Technology

 --------------------
 (1) See "- Employment Agreements" and "- Stock Options and Warrants" for a discussion of the terms of long-term compensation awards.

 (2) The aggregate amount of other compensation is less than the lesser of $50,000 or 10% of the sum of such executive officer's annual salary and bonus.

 Employment Agreements

      Mr. Powell has entered into an employment agreement with the Company through December 31, 2008 to serve as the chief executive officer of the Company; at the discretion of the board this agreement may be extended for additional successive periods of one year each on each January 1 anniversary. The agreement provides for: (i) a 2004 base salary of $660,000 with annual minimum increases of 10% or higher increases at the discretion of the Compensation Committee; (ii) an annual bonus at the discretion of the Compensation Committee; (iii) certain stock incentives at the discretion of the Compensation Committee; (iv) certain fringe benefits including club membership, car, vacation, a term life insurance policy with a beneficiary designated by Mr. Powell in the amount of $4 million dollars; (v) a lump-sum severance payment of $750,000; and (vi) reimbursement of business related expenses. Mr. Powell has agreed not to compete with the Company, not to solicit employees of the Company, and not to solicit customers of the Company for a period of two years following his termination.

      Mr. Wessel has entered into an employment agreement with the Company through December 31, 2008 to serve as the president of the Company; at the discretion of the board this agreement may be extended for additional successive periods of one year each on each January 1 anniversary. The agreement provides for: (i) a 2004 base salary of $495,000 with annual minimum increases of 10% or higher increases at the discretion of the Compensation Committee; (ii) an annual bonus at the discretion of the Compensation Committee; (iii) certain stock incentives at the discretion of the Compensation Committee; (iv) certain fringe benefits including club membership, car, vacation, a term life insurance policy with a beneficiary designated by Mr. Wessel in the amount of $2 million dollars; and (v) reimbursement of business related expenses. Mr. Wessel has agreed not to compete with the Company, not to solicit employees of the Company, and not to solicit customers of the Company for a period of two years following his termination.

      Mr. Barron has entered into an employment agreement with the Company through December 31, 2006 to serve as the chief operating officer of the Company; at the discretion of the board this agreement may be extended for additional successive periods of one year each on each January 1 anniversary. The agreement provides for: (i) a 2004 base salary of $385,000 with annual minimum increases of 10% or higher increases at the discretion of the Compensation Committee; (ii) an annual bonus at the discretion of the Compensation Committee; (iii) certain stock incentives at the discretion of the Compensation Committee; (iv) certain fringe benefits including club membership, car, vacation; and (v) reimbursement of business related expenses. Mr. Barron has agreed not to compete with the Company, not to solicit employees of the Company, and not to solicit customers of the Company for a period of two years following his termination.

 Stock Options and Warrants

      The following table shows stock option and warrant grants made to named executive officers during the year ended December 31, 2003:

                    Individual Grants of Stock Option/ Warrant Grants Made
                           During the Year Ended December 31, 2003
                           ---------------------------------------
                                                                           Potential Realizable
                              Percentage                                        Value at
                               of Total                                      Assumed Annual
                               Options                                       Rates of Stock
                   Options    Granted to     Exercise                      Price Appreciation
                   Granted   Employees in     Price        Expiration        for Option and
   Name            (Shares)  Each Period   (Per Share)        Date           Warrant Terms (1)
 ----------------- --------  ------------  ----------- -----------------  ----------------------
                                                                               5%         10%
                                                                          ----------  ----------
 Phillip E. Powell  375,000     41.3%        $ 9.57   April to Oct. 2013  $2,257,500  $5,721,500
 Rick L. Wessel     210,000     23.1          10.11   May   to Oct. 2013   1,335,000   3,383,400
 J. Alan Barron     135,000     14.9          11.28   June  to Oct. 2013     957,700   2,426,300
 R. Douglas Orr      45,000      5.0          11.14   Jan.  to Oct. 2013     315,100     798,400
 John C. Powell      30,000      3.3          10.02   Jan.  to Oct. 2013     189,000     478,900

 (1) The actual value, if any, will depend upon the excess of the stock price over the exercise price on the date of exercise, so that there is no assurance the value realized would be at or near the present value.


                    December 31, 2003 Stock Option and Warrant Values
                    -------------------------------------------------
                                         Number of Unexercised        Value of Unexercised
                                       Stock Options and Warrants         In-The-Money
                    Shares                at December 31, 2003     Stock Options and Warrants
                 Acquired on  Value             (Shares)               December 31, 2003 (l)
   Name            Exercise  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
 ----------------- --------  --------  -----------  -------------  -----------  -------------
 Phillip E. Powell  618,000 $6,970,000  1,159,500 (2)       -      $12,485,000             -
 Rick L. Wessel     337,500  3,749,000    420,000 (3)       -        3,856,000             -
 J. Alan Barron     225,000  1,613,000    157,500 (4)       -        1,020,000             -
 R. Douglas Orr           -          -          -      60,000 (5)            -   $   445,000
 John C. Powell           -          -          -      45,000 (6)            -       389,000

 (1) Computed based upon the differences between aggregate fair market value and aggregate exercise price.

 (2) Includes warrants to purchase 837,000 shares at prices ranging from $3.08 to $7.67 per share and options to purchase 322,500 shares at prices ranging from $6.67 to $13.37 per share.

 (3) Includes warrants to purchase 270,000 shares at prices ranging from $5.33 to $7.67 per share and options to purchase 150,000 shares at prices ranging from $6.67 to $13.37 per share.

 (4) Includes warrants to purchase 60,000 shares at a price of $8.67 per share and options to purchase 97,500 shares at prices ranging from $6.67 to $13.37 per share.

 (5) Includes options to purchase 60,000 shares at prices ranging from $5.33 to $13.37 per share.

 (6) Includes warrants to purchase 15,000 shares at a price of $5.33 per share and options to purchase 30,000 shares at prices ranging from $6.67 to $13.37 per share.


      Warrants and options held by other directors: On April 30, 2004, other directors held warrants to purchase 412,500 shares at a price of $5.33 per share, expiring between April 2012 and February 2013 and options to purchase 210,000 shares at prices ranging from $1.33 to $19.33 per share, expiring between April 2009 and January 2014.

      Warrants and options held by other employees: On April 30, 2004, other employees held warrants to purchase 118,200 shares at a price of $5.33 per share, expiring between April 2005 and April 2012 and options to purchase 214,500 shares at prices ranging from $2.67 to $19.33 per share, expiring between February 2008 and January 2014.

      Options issued to named executive officers and non-employee directors in 2004: During the period January 1, 2004 through April 30, 2004, the Company has issued to named executive officers and non-employee directors options to purchase 382,500 shares at a price of $19.33 per share, expiring in January 2014.

      Except for the stock option plans and the issuance of warrants described herein, the Company has not established, nor does it provide for, defined benefit or actuarial plans. The Company has not granted any stock appreciation rights.

 Certain Transactions

      As of December 31, 2002, the Company had notes receivable outstanding from certain of its officers totaling $4,228,000. Repayment of these notes was completed during Fiscal 2003 and no notes receivable were outstanding as of December 31, 2003. The notes bore interest at three percent per anum.

      In January 2003, Mr. Joe R. Love was issued an option to purchase 15,000 shares of common stock at an exercise price of $6.67 per share expiring in January 2013. In January 2003, Mr. Richard T. Burke was issued an option to purchase 15,000 shares of common stock at an exercise price of $6.67 per share expiring in January 2013. In January 2003, Ms. Tara Schuchmann was issued an option to purchase 15,000 shares of common stock at an exercise price of $6.67 per share expiring in January 2013.

      In April 1991, the Company adopted a policy prohibiting transactions with its officers, directors or affiliates, unless approved by a majority of the disinterested directors and on terms no less favorable to the Company than could be obtained from an independent third party. The Company believes that all prior related party transactions were on terms as favorable as could be obtained from independent third parties.

 Report of the Audit Committee

      The ultimate responsibility for good corporate governance rests with the board, whose primary role is oversight, counseling and direction to the Company's management in the best long-term interests of the Company and its stockholders. The Audit Committee, in accordance with its charter, has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the Company's annual financial statements. As described more fully in its charter, the purpose of the Audit Committee is to assist the board in it general oversight of the Company's financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. In accordance with law, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent auditors. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management. All of the members of the Audit Committee meet the independence and experience requirements of Nasdaq and the SEC. The board of director's has determined that two of the Committee's members, Richard T. Burke and Joe R. Love, qualify as "audit committee financial experts" as defined by the SEC.

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters. Stockholders should understand that the designation of "an audit committee financial expert" is an SEC disclosure requirement related to Messrs. Burke's and Love's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Messrs. Burke or Love any duties, obligations or liability greater than generally imposed on them as members of the Audit Committee and the board, and this designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the board.

      In this context, the committee has met and held discussions with management and Deloitte & Touche LLP ("Deloitte"), the Company's independent public accountants for the year ended December 31, 2003. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and Deloitte. The committee discussed with Deloitte the matters required to be discussed by Statement of Auditing Standard No. 61, under which Deloitte must provide us with additional information regarding the scope and results of its audit of the Company's financial statements.

      In addition, the committee has discussed with Deloitte its independence from the Company and its management, including matters in the written disclosures required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees).

      The committee discussed with the Company's independent public accountants the overall scope and plans for their respective audits. The committee met with Deloitte, with and without management present, to discuss the results of its examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting

      In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

 The Audit Committee:  Richard T. Burke, Joe R. Love and Tara Schuchmann


 Report of the Compensation Committee

 Overview

      The Compensation Committee of the board of directors supervises the Company's executive compensation. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding
 superior  performance.   In  performing  this  function,  the  Compensation
 Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

      The Company seeks to provide an overall level of compensation to the Company's executives that are competitive within the pawnshop/short-term advance industry and other companies of comparable size, growth, performance and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options and warrants.

 Base Salary

      Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within the pawnshop/short-term advance industry or other companies of comparable size, growth, performance and complexity, taking into consideration the executive officer's position, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

 Annual Incentive Compensation

      The Compensation Committee has historically structured employment arrangements with incentive compensation. Payment of bonuses has generally depended upon the Company's achievement of pre-tax income targets established at the beginning of each fiscal year or other significant corporate objectives. Individual performance is also considered in determining bonuses. Certain senior executives receive annual incentive compensation through the stockholder approved Executive Performance Incentive Plan that provides for the payment of annual incentive compensation to participants based upon the achievement of performance goals established annually by the Compensation Committee based on one or more specified performance criteria. The Compensation Committee also administers the calculation of amounts earned under the Executive Performance Incentive Plan.

 Long-Term Incentive Compensation

      The Company provides long-term incentive compensation through its stock option plan and the issuance of warrants, which is described elsewhere in this proxy statement. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

 Chief Executive Officer Compensation

      Mr. Powell was elected to the position of chief executive officer in May 1992. Mr. Powell's salary was increased from $600,000 to $660,000 effective January 1, 2004. Mr. Powell received a bonus under the Executive Performance Incentive Plan in the amount of $810,000 during the year ended December 31, 2003. Mr. Powell received common stock warrant and option grants based upon the overall performance of the Company during the year ended December 31, 2003.

      The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with the Company's strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

 The Compensation  Committee:    Richard T. Burke,  Joe R. Love and
 Tara Schuchmann


 Report of the Nominating and Corporate Governance Committee

 Overview

      The Nominating and Corporate Governance Committee is responsible for making recommendations to the board of directors concerning the governance structure and practices of the Company, including the size of the board of directors and the size and composition of various committees of the board of directors. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become board members, and to recommend to the board the nominees to stand for election as directors at the annual meeting of stockholders.

 Nomination for 2004 Election of Director

      The Committee  was  formed  in  April 2004.    The  Committee  met  and
 recommended to board of directors that Ms. Tara Schuchmann be nominated to stand for reelection to board at the Annual Meeting on June 15, 2004.

 The Nominating and Corporate Governance Committee: Richard T. Burke, Joe R. Love and Tara Schuchmann

 Stock Price Performance Graph

      The  Stock  Price  Performance  Graph  set  forth  below  compares  the cumulative total stockholder return on the Common Stock of the Company for the period from December 31, 1998 through December 31, 2003, with the cumulative total return on the Nasdaq Composite Index and a peer group index over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the peer group). The peer group selected by the Company includes the Company, Cash America International, Inc., EZCORP, Inc., and ACE Cash Express, Inc.


                      [ PERFORMANCE GRAPH APPEARS HERE ]


                   12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
 First Cash          100       57.64     15.72     47.51     71.34    179.14
 Nasdaq Composite    100      185.43    111.83     88.76     61.37     91.75
 Peer Group          100       73.42     33.63     46.79     58.91    140.54


                                OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                             COST OF SOLICITATION

      The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, directors, officers and regular employees of the Company in person or may solicit proxies by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries of the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                            STOCKHOLDER PROPOSALS

       Proposals by stockholders intended to be presented at this Annual Meeting of Stockholders must have been received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than February 3, 2004. Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the Annual Meeting of Stockholders to be held in 2005, such stockholder must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by January 12, 2005. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the Company's Bylaws.


                               By Order of the Board of Directors,


                               /s/ Rick L. Wessel
                               --------------------------------
 Arlington, Texas              Rick L. Wessel
 May 11, 2004                  President,
                               Secretary and Treasurer

                                                                   APPENDIX A

                           AUDIT COMMITTEE CHARTER
                                      OF
                     FIRST CASH FINANCIAL SERVICES, INC.

          (As amended, restated, and adopted by the Audit Committee and Board of Directors on April 19, 2004)

 I.   Composition of the Audit Committee

      The Audit Committee of First Cash Financial Services, Inc. (the "Company") shall be comprised of at least three directors each of whom (i) is "independent" under the rules of the Nasdaq Stock Market, Inc. (the
 "Nasdaq"), (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the board or any committee of the board, (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and (iv) must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Audit Committee shall designate one  member of the Audit  Committee
 as its  chairperson.   In  the  event  of  a tie  vote  on  any  issue,  the
 chairperson's vote shall decide the issue.

 II.  Purposes of the Audit Committee

      The purposes of the Audit Committee are to:

      1. oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

      2. assist board oversight of (i) the integrity of the Company's financial statements, (ii) the independent auditors' qualifications and independence, and (iii) the performance of the independent auditors and the Company's internal audit function; and

      3. prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

      The independent auditors for the Company are accountable to the Audit Committee, as representatives of the stockholders. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Audit Committee.

      The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

 III. Meetings of the Audit Committee

      The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee may meet separately on a periodic basis with management, the director of the internal auditing department, and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

 IV.  Duties and Powers of the Audit Committee

      To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.   with respect to the independent auditors,

      (i) to directly appoint, retain, compensate, evaluate, and terminate the independent auditors, including having the sole authority to approve all audit engagement fees and terms, provided that the auditor appointment shall be subject to stockholder approval;

      (ii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

      (iii) to review and discuss the written statement from the independent auditor delineating all of the independent auditor's relationships with the Company as required by Independence Standards Board Standard 1, as may be modified or supplemented, and, based on such review, assesses the independence of the auditor;

      (iv) to discuss with the independent auditors in connection with any audit all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

      (v) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;

      (vi) to instruct the independent auditors that the independent auditors are ultimately accountable to the Audit Committee, as representatives of the stockholders;

      2. with respect to the internal auditing department, to review the appointment and replacement of the director of the internal auditing department;

      3. with respect to financial reporting principles and policies and internal audit controls and procedures,

      (i) to advise management, the internal auditing department, and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61, as it may be modified or supplemented, including reports and communications related to:

      * deficiencies noted in the audit in the design or operation of internal controls;

      *    consideration of fraud in a financial statement audit;

      *    detection of illegal acts;

      *    any restriction on audit scope;

      *    significant accounting policies;

      *    management judgments and accounting estimates;

      * any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

      *    disagreements with management;

      * difficulties encountered with management in performing the audit;


      * the independent auditors' judgments about the quality of the entity's accounting principles;

      * reviews of interim financial information conducted by the independent auditors; and

      * the responsibilities, budget, and staffing of the Company's internal audit function;

      (iii) to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

      * to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

      * to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

      *    to  discuss  any  difficulties  the  independent  auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

      *    to review  the form  of opinion  the independent  auditors
           propose  to  render   to  the   board  of   directors  and
           stockholders;

      * to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

      (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

      (v) to discuss with the Company's General Counsel (or person or entity performing such function) any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

      (vi) to discuss and review the type and presentation of information to be included in earnings press releases;

      (vii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

      (viii) to review and approve related party transactions of the Company where appropriate;

      4.   with respect to reporting and recommendations,

      (i)  to  prepare  any  report  or  other  disclosures,  including   any
 recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

      (ii) to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full board of directors;

      (iii) to report its activities to the full board of directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

      (iv) to advise the board of directors with respect to the Company's policies and procedures regarding the compliance with the applicable laws and regulations and with the Company's Code of Ethics.


 V.   Resources and Authority of the Audit Committee

      The Audit Committee shall have the resources (including any needed funding to be supplied by the Company) and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the board or management.

                                                                   APPENDIX B


                             AMENDED AND RESTATED
                       CERTIFICATE OF INCORPORATION OF
                     FIRST CASH FINANCIAL SERVICES, INC.

      First Cash Financial Services, Inc., a Delaware corporation (the "Corporation"), which was originally incorporated under the name of First Cash Acquisition, Inc. on April 24, 1991, hereby adopts the following Amended and Restated Certificate of Incorporation pursuant to Sections 242 and 245 of the Delaware General Corporation Law:

                                  ARTICLE I

      The name of  the Corporation shall  be First  Cash Financial  Services,
 Inc.

                                  ARTICLE II

      The original Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on November 30, 1992.

                                 ARTICLE III

      The address of the Corporation's registered office in the State of Delaware is 919 Market Street, Suite 1600, Wilmington, New Castle County, Delaware 19801, and the name of its registered agent at such address is The Delaware Corporation Agency, Inc.

                                  ARTICLE IV

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE V

      The period of duration of the Corporation is perpetual.

                                  ARTICLE VI

      The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 consisting of 90,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

      Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the board of directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

                                 ARTICLE VII

      The business and affairs of the Corporation shall be managed by or under the direction of the board of directors consisting of not less than one nor more than 15 directors, the exact number of directors to be determined from time to time by resolution adopted by the board of directors. The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. The term of office of the Class III directors will expire at the annual meeting of stockholders next ensuing; the term of the Class II directors will expire one year thereafter; and the term of office of the Class I directors will expire two years thereafter. Beginning with the next annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the board of directors howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

      Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the board of directors pursuant to Article VI hereof, and such directors so elected shall not be divided into classes pursuant to this Article VII, unless expressly provided by such terms.

      Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article VII as one class.

      The foregoing Article may be amended, altered, repealed or rescinded by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding stock of the Corporation entitled to vote.

                                 ARTICLE VIII

      Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by a written consent of the stockholders pursuant to the Delaware General Corporation Law.

                                  ARTICLE IX

      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
 (iii) pursuant to Section  174 of the Delaware  General Corporation Law,  or
 (iv) for any transaction from which such director derived an improper personal benefit.

                                  ARTICLE X

   (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators: provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if the Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

   (b) If a claim under paragraph (a) of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

   (c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

   (d) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Law.

                                  ARTICLE XI

      Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders, except as the provisions of the Law shall otherwise require.

                                 ARTICLE XII

      The appraisal rights afforded by Section 262 of the Law, subject to the duties and limitations therein contained, shall attach to any proposed amendment of this Certificate of Incorporation which shall attempt to impose, directly or indirectly, personal liability for the debts of the Corporation on any stockholder or stockholders.

                                 ARTICLE XIII

      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this
 Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class or creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                 ARTICLE XIV

      In furtherance of, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

                                  ARTICLE XV

      The Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                 ARTICLE XVI

      The foregoing Amended and Restated Certificate of Incorporation was proposed by the board of directors and adopted by the stockholders in the manner and by the vote prescribed by Section 242 of the Delaware General Corporation Law.

      IN WITNESS WHEREOF, the undersigned Delaware corporation has caused this Amended and Restated Certificate of Amendment to be signed by its President and Secretary this the 15th day of June 2004.

                               First Cash Financial Services, Inc.


                               /s/ Rick L. Wessel
                               --------------------------------
                               Rick L. Wessel
                               President and Secretary


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                                                                   APPENDIX C


                     FIRST CASH FINANCIAL SERVICES, INC.
                        2004 LONG-TERM INCENTIVE PLAN


 SECTION 1.     Purpose

      The purpose of the 2004 Long-Term Incentive Plan (the "Plan") is to promote the interests of First Cash Financial Services, Inc. (the "Company") and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company's business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

 SECTION 2.     Definitions

      "Act" shall mean the Securities Act of 1933, as amended from time to time.

      "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

      "Applicable Laws" shall mean the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

      "Award" shall mean a grant or award granted under the Plan, as evidenced by an Award Agreement.

      "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

      "Board of Directors or Board" shall mean the Board of Directors of the Company.

      "Change in Control" shall have the meaning set forth in Section 12 of the Plan.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board of Directors. The Committee shall be composed of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and under Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.

      "Common Stock" or "Stock" shall mean the Common Stock of the Company.

      "Company" shall mean First Cash Financial Services, Inc., a Delaware corporation.

      "Covered Employee" shall mean a Participant designated prior to the grant of an Award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is granted or in the year in which such Award is expected to be taxable to such Participant.

      "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, the term "Designated Beneficiary" shall mean the Participant's estate.

      "Director" shall  mean a  member of  the Board,  including any  Outside
 Director.

      "Effective Date" shall have the meaning set forth in Section 13 of the Plan.

      "Eligible Individual" shall mean any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

      "Employee" shall mean any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment without regard to any notice period or period of "garden leave", as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

      "Employer" shall mean the Company or any Affiliate.

      "Exercise Price" has the meaning set forth in Section 6 of the Plan.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Fair Market Value" shall mean the closing price of the Common Stock on the last day prior to the date in question on which the Stock was traded on the Nasdaq Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock as designated by the Committee, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select.

      "Fiscal Year" shall mean the fiscal year of the Company beginning on January 1 and ending on the following December 31.

      "Incentive Stock Option" means any Stock Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an "incentive stock option" within the meaning of Section 422 of the Code.

       "Non-Stock-Based   Incentive   Compensation"   refers   to   incentive
 compensation whose value is not based in whole or in part on the value of Common Stock.

      "Nonqualified Stock Option" means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

      "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

      "Outside Director" means any Director who qualifies as an "outside director" within the meaning of Section 162(m) of the Code, as a "non-employee director" within the meaning of Rule 16b-3 and as an "independent director" within the meaning of the listing requirements of the Nasdaq Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock.

      "Participant" means an Eligible Individual designated to be granted an Award under the Plan.

      "Payment Value" shall mean the dollar amount assigned to a Performance Share, which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 8(c) with respect to the applicable Performance Cycle.

      "Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

      "Performance Goals" means the performance goals established by the Committee in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of one or more of the following objective measures with respect to the Company or an Affiliate, or such subsidiary, division or department of the Company or an Affiliate for or within which the Participant performs services: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; earnings per share from continuing operations; other board or committee approved performance measurements; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels;
 (ii) such Performance Goals shall be set by the Committee in writing within the time period prescribed by Section 162(m) of the Code so that the outcome is substantially uncertain at the time the Performance Goals are established; and (iii) the Committee certifies that such Performance Goals were met. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

      "Qualified Performance-Based Award" means an Award of Restricted Stock, Restricted Stock Units or Performance Shares designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units, Options or Performance Shares and

 (ii) the Committee  wishes  such Award  to  qualify for  the  Section 162(m)
 Exemption.

      "Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

      "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

      "Restricted Stock Unit" shall mean any unit granted under Section 9 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

      "Rule 16b-3" shall mean Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

      "Section 162(m) Exemption" shall mean the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
 Section 162(m)(4)(C) of the Code.

      "Share" or "Shares" shall mean a share or shares of Common Stock.

      "Stock Appreciation Right" shall mean a right granted under Section 7 of the Plan.

      "Stock Exchange" shall mean the Nasdaq Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Shares.

      "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 10 of the Plan.

      "Stockholders Meeting" shall mean the annual meeting of stockholders of the Company in each year.

 SECTION 3.     Administration

       (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to:

      (i) designate Participants;

      (ii) determine whether and to what extent any type (or types) of Award is to be granted hereunder;

      (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

      (iv) determine  the  terms  and  conditions  of  any  Award  or   Award
      Agreement;

      (v) subject to Section 11 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Option or waive any restrictions relating to any Award; PROVIDED, HOWEVER, that (A) except for adjustments pursuant to
      Section 5(c) of the Plan, in no event may any Option granted under this Plan be (x) amended to decrease the Exercise Price thereof,
      (y) cancelled in conjunction with the grant of any new Option with a lower Exercise Price, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option, unless such amendment, cancellation, or action is approved by the stockholders of the Company to the extent required by applicable law and stock exchange rules and (B) the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated herewith in a manner that would violate Section 162(m) of the Code;

      (vi) determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

      (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

      (viii) interpret  and  administer  the  Plan  and  any  instrument   or
      agreement, including an Award Agreement, relating to the Plan;

      (ix) adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan; and

      (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the
      Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, stockholders, Eligible Individuals and any holder or beneficiary of any Award.

      (b) Action by the Committee; Delegation. Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; PROVIDED, HOWEVER, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or Directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and PROVIDED, FURTHER, that any such delegation may be revoked by the Committee at any time.

      (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of
 Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
 Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

 SECTION 4.     Eligibility

       Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. All Awards and the terms of any Award to Eligible Individuals who are members of the Committee must also be approved by the Board of Directors. Notwithstanding the foregoing, Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

 SECTION 5.     Shares Available for Awards

       (a)   Shares   Available.  Subject  to   adjustment  as  provided   in
 Section 5(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 900,000. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury.

      (b) Accounting for Awards. For purposes of this Section 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

       (c) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the
 Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for any such Awards); PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation of a subsidiary of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected subsidiary or by an affiliate of an entity that controls the subsidiary following the Disaffiliation. For purposes hereof, "Disaffiliation" of a subsidiary shall mean the subsidiary's ceasing to be a subsidiary of the Company for any reason (including, without limitation, as a result of a public offering, spinoff, sale or other distribution or transfer by the Company of the stock of the subsidiary).

      (d) Award Limitations. No more than 100,000 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any Eligible Individual, including a Covered Employee, in any Fiscal Year.

 SECTION 6.     Stock Options

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted (which may be Nonqualified Stock Options or Incentive Stock Options), the number of shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

      (b) Exercise Price. The Exercise Price per Share purchasable under a Option shall be determined by the Committee; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee, such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

      (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable Exercise Price) in which, payment of the Exercise Price with respect thereto may be made or deemed to have been made.

      (d) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

      (e) Incentive Stock Options. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

 SECTION 7.     Stock Appreciation Rights

      The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares or a combination of cash and Shares equal to the excess of
 (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (B) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, unless otherwise determined by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement, the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, PROVIDED, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

 SECTION 8.     Performance Shares

      (a) The Committee shall have sole and complete authority to determine the Eligible Individuals who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycle may differ from each other. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the Committee's certification of the attainment of the Performance Goals.

      (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select.

      (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

      (d) Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (c), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock or a combination of cash and shares of Common Stock.

 SECTION 9.     Restricted Stock and Restricted Stock Units

      The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals.

       (ii)  Stock Certificates; Delivery of Shares.

           (A) Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

           (B) In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

      (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company.

 SECTION 10.    Other Stock-Based Awards

       (a) In addition to granting Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants Stock Unit Awards that can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

      (b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

           (1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

           (2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

           (3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

           (4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

           (5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

      (c) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9, may provide the Participant with
 (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

 SECTION 11.    Amendment and Termination

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

           (i) requires stockholder approval under the rules or regulations of the Nasdaq Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company;

           (ii) increases the number of Shares authorized under the Plan as specified in Section 5(c) of the Plan; or

          (iii) without such stockholder approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the
 Section 162(m) Exemption.

       (c)   Correction  of  Defects,  Omissions  and  Inconsistencies.   The
 Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

 SECTION 12.    General Provisions

      (a) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by
 (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, PROVIDED that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

      (b) Awards. Each Award hereunder shall be evidenced by an Award Agreement, delivered to the Participant or Outside Director and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant or Outside Director and the effect thereon, if any, of a Change in Control of the Company.

      (c) No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

      (e) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

       (f) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas.

      (g) Change in Control. In order to preserve Participant's rights under an Award in the event of a transaction or occurrence that the Committee reasonably determines to constitute a change in control of the Company (a "Change-in-Control"), the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

      (h) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (PROVIDED, HOWEVER, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

      (i) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other
 Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Committee believes will be Covered Employees will constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

      (j) Restrictions. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Texas Business Corporations Act, as amended from time to time. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

      (k) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and PROVIDED, FURTHER, that, if so determined by the Committee, a Participant may transfer a Nonqualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

      (l) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

 SECTION 13.    Effective Date of Plan

      Upon its adoption by the Board, the Plan shall be submitted for approval by the stockholders of the Company and shall be effective as of the date of such approval (the "EFFECTIVE DATE").

 SECTION 14.    Term of the Plan

      The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to Section 3 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

                             [ PROXY CARD ]


 REVOCABLE PROXY

                     FIRST CASH FINANCIAL SERVICES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 15, 2004

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST CASH FINANCIAL SERVICES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

 The undersigned stockholder of First Cash Financial Services, Inc. (the "Company") hereby appoints Rick Powell and Rick L. Wessel the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of First Cash Financial Services, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of First Cash Financial Services, Inc. to be held at the First Cash Financial Services, Inc. corporate offices located at 690 East Lamar Blvd., Suite 400, Arlington, Texas on Tuesday, June 15, 2004 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would posses if personally present, for the following purposes. Please indicate for, withhold, against, or abstain with respect to each of the following matters:


 1. Election of Ms. Schuchmann as director (the        For   Withhold
    Board of Directors recommends a vote FOR)         [   ]   [   ]

 2. Approve the adoption of the Amended and Restated
    Certificate of Incorporation to increase the
    number of authorized shares of common stock from
    20,000,000 to 90,000,000 (the Board of Directors   For   Against  Abstain
    recommends a vote FOR)                            [   ]   [   ]    [   ]

 3. Approve the adoption of the First Cash Financial
    Services, Inc. 2004 Long-Term Incentive Plan       For   Against  Abstain
    (the Board of Directors recommends a vote FOR)    [   ]   [   ]    [   ]

 4. Ratification of the selection of Hein +
    Associates LLP as independent auditors of the
    Company for the year ending December 31, 2004      For   Against  Abstain
    (the Board of Directors recommends a vote FOR)    [   ]   [   ]    [   ]

 5. Other Matters:
    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

 This proxy will be voted for the choice specified. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 11, 2004 as well as the Annual Report for the fiscal year ended December 31, 2003.

 PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

 DATED:________________   ___________________________________________________
                          (Signature)

                          ___________________________________________________
                          (Signature if jointly held)


                          ___________________________________________________
                          (Printed Name)

                          Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.